CONSOLIDATED BALANCE SHEETS (Parenthetical) In Millions, except Share data	Mar. 31, 2011 USD ($)	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Investments available for sale, at fair value, restricted investments	$ 12,027.3	535,694.2	384,318.2
Loans, allowance	$ 581.4	25,894.3	23,760.6
Equity shares, par value		2.0	2.0
Equity shares, authorized	2,750,000,000	2,750,000,000	2,750,000,000
Equity shares, issued	2,326,128,420	2,326,128,420	2,288,716,360
Equity shares, outstanding	2,326,128,420	2,326,128,420	2,288,716,360